Anchor Risk Managed Income Strategies Fund

Advisor Class Shares – ATCAX

Institutional Class Shares – ATCSX

a series of Northern Lights Fund Trust IV

(the “Fund”)

Supplement dated December 16, 2024 to

the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated December 29, 2023, as previously supplemented

At a meeting of the Board of Trustees of Northern Light Fund Trust IV (the “Board”) held on December 16, 2024, the Board approved a 1-for-2 reverse stock split of the issued and outstanding shares of the Fund. Shareholders of record in the Fund at the close of business on January 15, 2025 will participate in the reverse stock split. The Fund will effect the 1-for-2 reverse stock split of the Fund's issued and outstanding shares after the close of the markets on January 15, 2025.

As a result of this reverse stock split, every two shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of the issued and outstanding shares for the Fund will decrease by approximately 50 percent. Shares of the Fund will be offered on a split-adjusted basis beginning January 16, 2025. The total dollar value of your investment in the Fund will be unchanged. The reverse stock split is not a taxable event, nor will it have an impact on the Fund's holdings or its performance.

The table below provides an example of the effect of a hypothetical 1-for-2 reverse stock split (actual net asset value, shares, and market price may vary):

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Investment Price
Pre-reverse stock split	100	$10	$1000
Post-reverse stock split	50	$20	$1000

Questions regarding these changes may be directed to the Fund at 1-844-594-1226.

You should read this Supplement in conjunction with the Fund’s existing Prospectus and SAI dated December 29, 2023, as previously supplemented, which provide information that you should know about the Fund before investing. The Fund’s Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference and may be obtained without charge by visiting www.anchor-capital.com/funds or by calling the Fund at 1-844-594-1226.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE